                       AMENDMENT TO EMPLOYEE BENEFITS AGREEMENT

          This Amendment to Employee Benefits Agreement (the "Amendment") is dated as of September _____, 1998 by and between American Medical Security Group, Inc., f/k/a United Wisconsin Services, Inc., ("AMSG") a Wisconsin corporation, and United Wisconsin Services, Inc., f/k/a Newco/UWS, Inc. ("UWS"), a Wisconsin corporation.

          WHEREAS, AMSG and UWS previously entered into an Employee Benefits Agreement (the "Benefits Agreement") dated September 11, 1998; and

          WHEREAS, parties believe it is appropriate to modify the provisions of the Benefits Agreement with respect to the option exercise price of certain stapled options which will be issued as provided in the Benefits Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in the Benefits Agreement and this Amendment, AMSG and UWS agree as follows:

          Section 5(c) is of the Benefits Agreement is hereby amended to read as follows:

          (c) (i) HILLIARD, WEYERS, HEFTY, MORDY & HANSON As of the Distribution, Hilliard, Weyers, Hefty, Mordy & Hanson shall receive, for each option each currently holds with respect to one share of UWS Common Stock, an option with respect to one share of AMSG Common Stock and an option with respect to one share of Newco/UWS Common Stock. The Options with respect to AMSG Common Stock which are issued to Hefty, Mordy & Hanson shall continue to be issued under the UWS Stock Option Plans. The Options with respect to AMSG Common Stock which are issued to Hilliard and Weyers shall continue to be issued by AMSG. The exercise price of each option received with respect to each share of AMSG Common Stock shall be determined under the AMSG Stapled Option Exercise Price Formula (attached as Exhibit A). The Options with respect to Newco/UWS Common Stock which are issued to Hefty, Mordy & Hanson shall be issued under the newly established Newco/UWS Stock Option Plans. The Options with respect to Newco/UWS Common Stock which are issued to Hilliard and Weyers shall be issued by Newco/UWS. The exercise price of each option received with respect to Newco/UWS Common Stock shall be determined under the Newco/UWS Stapled Option Exercise Price Formula (attached as Exhibit B). (ii) MILLER As of the Distribution, Miller shall receive, for each option granted to him with respect to one share of UWS Common Stock on December 6, 1995 an option with respect to one share of AMSG Common Stock and an option with respect to one share of Newco/UWS Common Stock. The options with respect to AMSG Common Stock shall continue to be issued under the UWS Stock Option Plans. The options with respect to Newco/UWS Common Stock shall be issued under the newly established Newco/UWS Stock Option Plans. The exercise price of each option received with respect to each share of AMSG Common Stock shall be determined under the AMSG Staple Option Exercise Price Formula (attached as

Exhibit A). The exercise price of each option received with respect to Newco/UWS Common Stock shall be determined under the Newco/UWS Stapled Option Exercise Price Formula (attached as Exhibit B). All other options Miller has received with respect to UWS Stock shall be adjusted effective as of the Effective Date by multiplying the number of shares of UWS Common Stock subject to the option by the AMSG Adjustment Factor and dividing the exercise price by the AMSG Adjustment Factor. Such Options which are issued pursuant to the UWS Stock Option Plans shall continue to be issued pursuant to such plans and such options which are not issued pursuant to the UWS Stock Option Plans shall continue to be issued outside of the UWS Stock Option Plans.
(iii) The termination of employment provisions contained in the UWS Stock Option Plans or the newly established Newco/UWS Stock Option Plans shall be applied to any option received pursuant to this subsection which is not granted by the individual's actual employer (or a member of such employer's Group) based on the individual's termination of employment with his actual employer.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Employees Benefit Agreement to be duly executed as of the date first above written.

                              AMERICAN MEDICAL SECURITY GROUP, INC,
                              (f/k/a United Wisconsin Services Inc.)

                              By:____________________________


                              UNITED WISCONSIN SERVICES, INC.
                              (f/k/a Newco/UWS, Inc.)

                              By:____________________________